                                                                    EXHIBIT 99.1

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

                                 MLMI 2003-WMC2
                          PRELIMINARY COLLATERAL TABLES

FEBRUARY 4, 2003

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

                               MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION
                             PRELIMINARY COLLATERAL
                                   ALL RECORDS
                                  4,973 RECORDS
                              BALANCE: 810,247,431

SELECTION CRITERIA: ALL RECORDS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                     : 4,973
Aggregate outstanding principal balance:                             : $810,247,431
Number of loans with prepayment penalties at origination:            : 4,160
Weighted average prepayment penalty term at origination for loans:
with prepayment penalties (in months):                               : 27
                                                                     : Average or
                                                                     : Weighted Average        : Range
Outstanding principal balance(1):                                    : $162,929                : $13,900.00 to $880,000.00
Original principal balance(1):                                       : $162,999                : $13,900.00 to $880,000.00
Current mortgage rates(2):                                           : 7.836%                  : 5.000% to 13.990%
Original loan-to-value ratio(2):                                     : 89.27%                  : 17.00% to 100.00%
Stated remaining term to maturity (in months)(2):                    : 343                     : 120 months to 360 months
Credit Score(2):                                                     : 640                     : 500 to 812
Maximum mortgage rates(2)(3):                                        : 14.051%                 : 8.170% to 18.990%
Minimum mortgage rates(2)(3):                                        : 7.554%                  : 3.500% to 14.670%
Gross Margin(2)(3):                                                  : 6.110%                  : 2.500% to 9.500%
Initial Rate Cap(2)(3):                                              : 1.806%                  : 1.000% to 5.000%
Periodic Rate Cap(2)(3):                                             : 1.004%                  : 1.000% to 6.500%
Months to Roll(2)(3):                                                : 29                      : 3 to 60

----------
(1) Indicates average.

(2) Indicates weighted average.

(3) Adjustable Rate Mortgage Loans only.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

2. RANGE OF MORTGAGE RATES

                                       NUMBER OF        AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF MORTGAGE RATES              MORTGAGE LOANS     BALANCE OUTSTANDING         MORTGAGE POOL
-----------------------              --------------     -------------------         -------------
6.500% or less                            464               $117,524,541                14.50%
6.501% to 7.000%                          655                149,667,592                18.47
7.001% to 7.500%                          663                141,124,495                17.42
7.501% to 8.000%                          757                144,369,891                17.82
8.001% to 8.500%                          452                 78,299,681                 9.66
8.501% to 9.000%                          527                 77,627,555                 9.58
9.001% to 9.500%                          218                 26,385,993                 3.26
9.501% to 10.000%                         236                 20,569,810                 2.54
10.001% to 10.500%                         66                  4,865,804                  0.6
10.501% to 11.000%                        164                 10,229,605                 1.26
11.001% to 11.500%                        518                 29,248,375                 3.61
11.501% to 12.000%                         65                  2,991,539                 0.37
12.001% to 12.500%                         53                  2,053,045                 0.25
12.501% to 13.000%                         71                  2,570,659                 0.32
13.001% to 13.500%                         60                  2,547,654                 0.31
13.501% to 14.000%                          4                    171,192                 0.02
TOTAL:                                  4,973               $810,247,431               100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.836% per annum.

3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS               NUMBER OF        AGGREGATE PRINCIPAL           PERCENT OF
TO STATED MATURITY           MORTGAGE LOANS     BALANCE OUTSTANDING          MORTGAGE POOL
------------------           --------------     -------------------          -------------
109 to 120                          1               $    118,000                 0.01%
169 to 180                      1,270                 74,041,546                 9.14
181 to 192                         13                    670,340                 0.08
229 to 240                          5                    816,146                  0.1
337 to 348                          3                    417,921                 0.05
349 to 360                      3,681                734,183,478                90.61
TOTAL:                          4,973               $810,247,431               100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 120 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF
ORIGINAL MORTGAGE LOAN                   NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
PRINCIPAL BALANCES                     MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
------------------                     --------------      -------------------         -------------
$50,000 or less                             737               $ 25,693,312                 3.17%
$50,001 to $100,000                       1,160                 85,821,406                10.59
$100,001 to $150,000                        859                108,254,427                13.36
$150,001 to $200,000                        669                116,923,966                14.43
$200,001 to $250,000                        557                125,176,500                15.45
$250,001 to $300,000                        361                 98,735,855                12.19
$300,001 to $350,000                        234                 75,611,703                 9.33
$350,001 to $400,000                        181                 67,990,522                 8.39
$400,001 to $450,000                         76                 32,430,158                    4
$450,001 to $500,000                         77                 36,659,436                 4.52
$500,001 to $550,000                         20                 10,683,724                 1.32
$550,001 to $600,000                         22                 12,694,669                 1.57
$600,001 to $650,000                         10                  6,258,397                 0.77
$650,001 to $700,000                          5                  3,381,592                 0.42
$700,001 to $750,000                          2                  1,499,179                 0.19
$750,001 to $800,000                          2                  1,552,586                 0.19
$850,001 to $900,000                          1                    880,000                 0.11
TOTAL:                                    4,973               $810,247,431               100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,900 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $162,929

5. PRODUCT TYPES

                                     NUMBER OF          AGGREGATE PRINCIPAL          PERCENT OF
PRODUCT TYPES                      MORTGAGE LOANS       BALANCE OUTSTANDING         MORTGAGE POOL
-------------                      --------------       -------------------         -------------
2/28                                   2,556               $515,447,693                63.62%
3/27                                     220                 46,542,230                 5.74
5/25                                     373                 77,331,140                 9.54
FRM 15 Yr                                 81                 10,167,725                 1.25
FRM 20 Yr                                  6                    934,146                 0.12
FRM 30 Yr                                536                 95,344,858                11.77
FRM Balloon 15/30                      1,201                 64,479,640                 7.96
TOTAL:                                 4,973               $810,247,431               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS                 NUMBER OF        AGGREGATE PRINCIPAL          PERCENT OF
OF MORTGAGED PROPERTIES           MORTGAGE LOANS     BALANCE OUTSTANDING         MORTGAGE POOL
-----------------------           --------------     -------------------         -------------
Arizona                               221               $ 26,662,656                3.29%
Arkansas                                9                    861,347                0.11
California                          2,622                493,117,113               60.86
Colorado                               72                 11,120,133                1.37
Connecticut                            27                  5,239,301                0.65
Delaware                                9                  1,636,141                 0.2
Florida                               175                 22,575,938                2.79
Georgia                                 7                  2,491,319                0.31
Idaho                                   4                    415,797                0.05
Illinois                               84                 13,267,300                1.64
Indiana                                25                  2,212,197                0.27
Iowa                                    8                    607,239                0.07
Kansas                                 17                  1,593,899                 0.2
Kentucky                                5                    356,747                0.04
Louisiana                              72                  7,621,341                0.94
Maine                                   5                    382,320                0.05
Maryland                              103                 17,091,988                2.11
Massachusetts                          45                  8,578,316                1.06
Michigan                              124                 13,107,941                1.62
Minnesota                              50                  6,009,042                0.74
Mississippi                            35                  3,037,350                0.37
Missouri                               28                  3,257,032                 0.4
Montana                                17                  2,497,718                0.31
Nebraska                                2                    200,065                0.02
Nevada                                 52                  7,118,636                0.88
New Hampshire                           9                    988,191                0.12
New Jersey                             85                 13,102,630                1.62
New Mexico                              5                    923,671                0.11
New York                              217                 44,159,712                5.45
North Carolina                         44                  5,325,342                0.66
Ohio                                   41                  5,446,199                0.67
Oklahoma                               21                  1,566,471                0.19
Oregon                                 24                  3,620,829                0.45
Pennsylvania                          171                 18,959,186                2.34
Rhode Island                            6                    864,596                0.11
South Carolina                         28                  3,814,252                0.47
South Dakota                            1                     85,922                0.01
Tennessee                              79                  7,781,876                0.96
Texas                                 184                 22,456,660                2.77
Utah                                   60                  6,109,827                0.75

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

Vermont                                3                    323,456                 0.04
Virginia                             119                 16,804,506                 2.07
Washington                            28                  3,704,549                 0.46
West Virginia                          3                    388,440                 0.05
Wisconsin                             24                  2,283,174                 0.28
Wyoming                                3                    479,065                 0.06
TOTAL:                             4,973               $810,247,431               100.00%

(1) No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF ORIGINAL                    NUMBER OF          AGGREGATE PRINCIPAL         PERCENT OF
LOAN-TO-VALUE RATIOS               MORTGAGE LOANS       BALANCE OUTSTANDING        MORTGAGE POOL
--------------------               --------------       -------------------        -------------
50.00% or less                            75               $ 10,347,320                 1.28%
50.01% to 55.00%                          22                  3,269,880                  0.4
55.01% to 60.00%                          45                  7,218,850                 0.89
60.01% to 65.00%                          81                 14,138,512                 1.74
65.01% to 70.00%                         163                 30,421,923                 3.75
70.01% to 75.00%                         212                 40,018,066                 4.94
75.01% to 80.00%                         534                104,360,227                12.88
80.01% to 85.00%                         388                 68,866,162                  8.5
85.01% to 90.00%                         656                130,625,201                16.12
90.01% to 95.00%                         570                100,366,911                12.39
95.01% to 100.00%                      2,227                300,614,379                 37.1
TOTAL:                                 4,973               $810,247,431               100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 89.27%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.99%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.50%.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

8. LOAN PURPOSE

                                        NUMBER OF          AGGREGATE PRINCIPAL           PERCENT OF
LOAN PURPOSE                          MORTGAGE LOANS       BALANCE OUTSTANDING          MORTGAGE POOL
------------                          --------------       -------------------          -------------
Purchase                                   2,593               $391,656,592                48.34%
Refinance - Cashout                        1,999                354,675,154                43.77
Refinance - Rate Term                        381                 63,915,685                 7.89
TOTAL:                                     4,973               $810,247,431               100.00%

9. PROPERTY TYPE

                                           NUMBER OF        AGGREGATE PRINCIPAL           PERCENT OF
PROPERTY TYPE                            MORTGAGE LOANS     BALANCE OUTSTANDING          MORTGAGE POOL
-------------                            --------------     -------------------          -------------
Single Family Detached                      3,680               $598,105,186                73.82%
Condo                                         525                 70,676,799                 8.72
2 Family                                      149                 24,855,524                 3.07
3 Family                                       29                  7,484,175                 0.92
4 Family                                       26                  5,725,324                 0.71
PUD                                           106                 14,076,091                 1.74
Deminimus PUD                                 453                 88,942,076                10.98
Manufactured Housing                            5                    382,257                 0.05
TOTAL:                                      4,973               $810,247,431               100.00%

10. DOCUMENTATION

                                NUMBER OF        AGGREGATE PRINCIPAL           PERCENT OF
DOCUMENTATION                MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
-------------                --------------      -------------------          -------------
Full                             2,538               $405,598,426                50.06%
Stated                           1,651                261,797,828                32.31
Limited                            240                 48,694,153                 6.01
Lite                               212                 36,163,090                 4.46
Alternative                        168                 33,971,910                 4.19
Streamlined                        164                 24,022,023                 2.96
TOTAL:                           4,973               $810,247,431               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

11. OCCUPANCY

                               NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
OCCUPANCY                    MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
---------                    --------------      -------------------          -------------
Primary                          4,687               $765,192,881                94.44%
Investment                         221                 33,945,818                 4.19
Second Home                         65                 11,108,732                 1.37
TOTAL:                           4,973               $810,247,431               100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

12. MORTGAGE LOAN AGE (MONTHS)

MORTGAGE                  NUMBER OF          AGGREGATE PRINCIPAL          PERCENT OF
LOAN AGE (MONTHS)       MORTGAGE LOANS       BALANCE OUTSTANDING         MORTGAGE POOL
-----------------       --------------       -------------------         -------------
0                           3,811               $615,196,488                75.93%
1                           1,057                177,196,412                21.87
2                              66                 12,126,781                  1.5
3                              14                  2,241,907                 0.28
4                              21                  2,613,322                 0.32
5                               1                    454,599                 0.06
12                              1                     81,068                 0.01
13                              2                    336,854                 0.04
TOTAL:                      4,973               $810,247,431               100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.

13. PREPAYMENT PENALTY TERM

PREPAYMENT                    NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
PENALTY TERM               MORTGAGE LOANS       BALANCE OUTSTANDING          MORTGAGE POOL
------------               --------------       -------------------          -------------
None                             813               $116,824,533                14.42%
12 Months                        228                 52,266,675                 6.45
24 Months                      2,556                445,682,633                55.01
36 Months                      1,234                175,063,572                21.61
60 Months                        142                 20,410,018                 2.52
TOTAL:                         4,973               $810,247,431               100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

14. RANGE OF CREDIT SCORES

RANGE OF                      NUMBER OF            AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES              MORTGAGE LOANS          BALANCE OUTSTANDING       MORTGAGE POOL
-------------              --------------          -------------------       -------------
<= 0                                2               $    204,000                 0.03%
451 to 500                          7                  1,240,975                 0.15
501 to 550                        415                 61,332,788                 7.57
551 to 600                        771                130,237,589                16.07
601 to 650                      1,658                269,656,839                33.28
651 to 700                      1,423                226,839,654                   28
701 to 750                        542                 91,634,629                11.31
751 to 800                        152                 28,353,923                  3.5
801 to 850                          3                    747,035                 0.09
TOTAL:                          4,973               $810,247,431               100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

15. CREDIT GRADE

                          NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
CREDIT GRADE            MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
------------            --------------      -------------------          -------------
AA                          2,287               $381,216,777                47.05%
A                           1,355                211,401,756                26.09
B                             468                 71,217,399                 8.79
C                              47                  7,183,443                 0.89
A-                            446                 75,115,010                 9.27
B+                            370                 64,113,046                 7.91
TOTAL:                      4,973               $810,247,431               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

16. RANGE OF MAXIMUM MORTGAGE RATES

                                      NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES     MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
-------------------------------     --------------      -------------------         -------------
13.000% or less                           415               $105,038,777                16.39%
13.001% to 13.500%                        537                125,746,230                19.62
13.501% to 14.000%                        545                118,119,344                18.43
14.001% to 14.500%                        645                125,644,234                19.61
14.501% to 15.000%                        370                 68,072,351                10.62
15.001% to 15.500%                        368                 63,547,952                 9.92
15.501% to 16.000%                        147                 20,492,254                  3.2
16.001% to 16.500%                         89                 10,156,771                 1.59
16.501% to 17.000%                         25                  2,420,806                 0.38
17.001% to 17.500%                          9                  1,171,648                 0.18
17.501% to 18.000%                          4                    270,150                 0.04
18.501% to 19.000%                          1                    119,914                 0.02
TOTAL:                                  3,155               $640,800,431               100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.051% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2003-WMC2

17. NEXT ADJUSTMENT DATE

                              NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE       MORTGAGE LOANS        BALANCE OUTSTANDING       MORTGAGE POOL
--------------------       --------------        -------------------       -------------
4/1/2003                           1               $    317,771                 0.05%
6/1/2003                           2                    438,400                 0.07
7/1/2003                           4                    915,200                 0.14
12/1/2003                          1                    114,550                 0.02
7/1/2004                           1                    454,599                 0.07
8/1/2004                           1                    107,032                 0.02
9/1/2004                           5                  1,027,996                 0.16
10/1/2004                         11                  2,486,875                 0.39
11/1/2004                        266                 53,372,960                 8.33
12/1/2004                      1,192                240,457,651                37.52
1/1/2005                       1,061                214,229,591                33.43
2/1/2005                          18                  3,286,072                 0.51
8/1/2005                           1                     64,521                 0.01
9/1/2005                           1                     77,772                 0.01
11/1/2005                         19                  4,194,508                 0.65
12/1/2005                        117                 24,941,138                 3.89
1/1/2006                          80                 16,520,209                 2.58
11/1/2007                         38                  9,976,314                 1.56
12/1/2007                        200                 39,208,988                 6.12
1/1/2008                         134                 28,408,384                 4.43
2/1/2008                           2                    199,900                 0.03
TOTAL:                         3,155               $640,800,431               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

                               MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION
                             PRELIMINARY COLLATERAL
                                CONFORMING LOANS
                                  4,351 RECORDS
                              BALANCE: 589,797,238

SELECTION CRITERIA: CONFORMING LOANS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                          : 4,351
Aggregate outstanding principal balance:                                  : $589,797,238
Number of loans with prepayment penalties at origination:                 : 3,618
Weighted average prepayment penalty term at origination for loans:        :
with prepayment penalties (in months):                                    : 26
                                                                          : Average or
                                                                          : Weighted Average         : Range
Outstanding principal balance(1):                                         : $135,554                 : $13,900.00 to $480,000.00
Original principal balance(1):                                            : $135,617                 : $13,900.00 to $480,000.00
Current mortgage rates(2):                                                : 8.040%                   : 5.250% to 13.990%
Original loan-to-value ratio(2):                                          : 89.67%                   : 17.00% to 100.00%
Stated remaining term to maturity (in months)(2):                         : 338                      : 120 months to 360 months
Credit Score(2):                                                          : 635                      : 500 to 804
Maximum mortgage rates(2)(3):                                             : 14.166%                  : 8.170% to 18.990%
Minimum mortgage rates(2)(3):                                             : 7.673%                   : 5.250% to 14.670%
Gross Margin(2)(3):                                                       : 6.198%                   : 2.500% to 9.500%
Initial Rate Cap(2)(3):                                                   : 1.785%                   : 1.000% to 3.000%
Periodic Rate Cap(2)(3):                                                  : 1.005%                   : 1.000% to 6.500%
Months to Roll(2)(3):                                                     : 29                       : 3 to 60

----------

(1) Indicates average.

(2) Indicates weighted average.

(3) Adjustable Rate Mortgage Loans only.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

2. RANGE OF MORTGAGE RATES

                                      NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF MORTGAGE RATES             MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
-----------------------             --------------      -------------------         -------------
6.500% or less                            335               $ 63,394,053                10.75%
6.501% to 7.000%                          517                 98,253,249                16.66
7.001% to 7.500%                          553                 99,867,633                16.93
7.501% to 8.000%                          657                110,541,944                18.74
8.001% to 8.500%                          392                 59,535,847                10.09
8.501% to 9.000%                          473                 62,371,771                10.58
9.001% to 9.500%                          199                 22,367,441                 3.79
9.501% to 10.000%                         234                 19,866,947                 3.37
10.001% to 10.500%                         64                  4,738,722                  0.8
10.501% to 11.000%                        159                  9,617,953                 1.63
11.001% to 11.500%                        515                 28,907,589                  4.9
11.501% to 12.000%                         65                  2,991,539                 0.51
12.001% to 12.500%                         53                  2,053,045                 0.35
12.501% to 13.000%                         71                  2,570,659                 0.44
13.001% to 13.500%                         60                  2,547,654                 0.43
13.501% to 14.000%                          4                    171,192                 0.03
TOTAL:                                  4,351               $589,797,238               100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.040% per annum.

3. RANGE OF REMAINING MONTHS TO STATED MATURITY

RANGE OF
REMAINING MONTHS              NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
TO STATED MATURITY          MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
------------------          --------------      -------------------          -------------
109 to 120                          1               $    118,000                 0.02%
169 to 180                      1,244                 69,905,912                11.85
181 to 192                         13                    670,340                 0.11
229 to 240                          5                    816,146                 0.14
337 to 348                          3                    417,921                 0.07
349 to 360                      3,085                517,868,919                 87.8
TOTAL:                          4,351               $589,797,238               100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 120 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL
MORTGAGE LOAN                            NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
PRINCIPAL BALANCES                     MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
------------------                     --------------      -------------------         -------------
$50,000 or less                             724               $ 25,124,192                 4.26%
$50,001 to $100,000                       1,111                 82,136,420                13.93
$100,001 to $150,000                        827                104,250,454                17.68
$150,001 to $200,000                        648                113,366,920                19.22
$200,001 to $250,000                        547                122,932,108                20.84
$250,001 to $300,000                        354                 96,856,696                16.42
$300,001 to $350,000                        126                 39,496,678                  6.7
$350,001 to $400,000                         10                  3,790,743                 0.64
$400,001 to $450,000                          1                    419,527                 0.07
$450,001 to $500,000                          3                  1,423,500                 0.24
TOTAL:                                    4,351               $589,797,238               100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,900 to approximately $480,000 and the average outstanding principal balance of the Mortgage Loans was approximately $135,554


5. PRODUCT TYPES

                                     NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
PRODUCT TYPES                      MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
-------------                      --------------      -------------------         -------------
2/28                                   2,222               $376,507,297                63.84%
3/27                                     187                 32,936,811                 5.58
5/25                                     312                 52,039,952                 8.82
FRM 15 Yr                                 62                  7,051,755                  1.2
FRM 20 Yr                                  6                    934,146                 0.16
FRM 30 Yr                                368                 56,867,303                 9.64
FRM Balloon 15/30                      1,194                 63,459,975                10.76
TOTAL:                                 4,351               $589,797,238               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS               NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
OF MORTGAGED PROPERTIES         MORTGAGE LOANS       BALANCE OUTSTANDING       MORTGAGE POOL
-----------------------         --------------       -------------------       -------------
Arizona                               208               $ 22,773,756                3.86%
Arkansas                                9                    861,347                0.15
California                          2,219                336,301,319               57.02
Colorado                               68                  9,550,772                1.62
Connecticut                            24                  3,810,801                0.65
Delaware                                8                  1,236,141                0.21
Florida                               156                 16,760,276                2.84
Idaho                                   4                    415,797                0.07
Illinois                               76                 11,145,376                1.89
Indiana                                24                  2,080,677                0.35
Iowa                                    7                    507,239                0.09
Kansas                                 16                  1,519,703                0.26
Kentucky                                4                    241,997                0.04
Louisiana                              65                  7,083,321                 1.2
Maine                                   5                    382,320                0.06
Maryland                               88                 12,135,049                2.06
Massachusetts                          41                  6,924,497                1.17
Michigan                              118                 11,423,116                1.94
Minnesota                              46                  5,264,790                0.89
Mississippi                            27                  2,289,289                0.39
Missouri                               24                  2,293,480                0.39
Montana                                15                  2,008,562                0.34
Nebraska                                1                    125,065                0.02
Nevada                                 49                  5,784,088                0.98
New Hampshire                           9                    988,191                0.17
New Jersey                             75                  9,728,335                1.65
New Mexico                              3                    443,700                0.08
New York                              193                 33,193,384                5.63
North Carolina                         43                  4,765,742                0.81
Ohio                                   31                  3,275,552                0.56
Oklahoma                               16                  1,168,462                 0.2
Oregon                                 21                  2,730,732                0.46
Pennsylvania                          163                 17,406,650                2.95
Rhode Island                            6                    864,596                0.15
South Carolina                         23                  2,274,602                0.39
South Dakota                            1                     85,922                0.01
Tennessee                              75                  7,198,035                1.22
Texas                                 164                 16,674,241                2.83
Utah                                   57                  5,337,227                 0.9

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

Vermont                                3                    323,456                 0.05
Virginia                             109                 13,897,144                 2.36
Washington                            27                  3,371,809                 0.57
West Virginia                          3                    388,440                 0.07
Wisconsin                             24                  2,283,174                 0.39
Wyoming                                3                    479,065                 0.08
TOTAL:                             4,351               $589,797,238               100.00%

(1) No more than approximately 0.73% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

RANGE OF ORIGINAL                    NUMBER OF          AGGREGATE PRINCIPAL         PERCENT OF
LOAN-TO-VALUE RATIOS               MORTGAGE LOANS       BALANCE OUTSTANDING        MORTGAGE POOL
--------------------               --------------       -------------------        -------------
50.00% or less                            65               $  7,976,249                 1.35%
50.01% to 55.00%                          18                  2,045,736                 0.35
55.01% to 60.00%                          36                  4,641,684                 0.79
60.01% to 65.00%                          70                 10,758,337                 1.82
65.01% to 70.00%                         133                 20,753,989                 3.52
70.01% to 75.00%                         175                 26,399,695                 4.48
75.01% to 80.00%                         440                 73,832,045                12.52
80.01% to 85.00%                         339                 52,397,498                 8.88
85.01% to 90.00%                         531                 85,098,213                14.43
90.01% to 95.00%                         492                 73,153,669                 12.4
95.01% to 100.00%                      2,052                232,740,123                39.46
TOTAL:                                 4,351               $589,797,238               100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 89.67%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.82% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.44%.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

8. LOAN PURPOSE

                                          NUMBER OF         AGGREGATE PRINCIPAL         PERCENT OF
LOAN PURPOSE                            MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
------------                            --------------      -------------------        -------------
Purchase                                   2,322               $286,505,564                48.58%
Refinance - Cashout                        1,695                256,058,372                43.41
Refinance - Rate Term                        334                 47,233,302                 8.01
TOTAL:                                     4,351               $589,797,238               100.00%

9. PROPERTY TYPE

                                          NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
PROPERTY TYPE                           MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
-------------                           --------------      -------------------          -------------
Single Family Detached                      3,207               $435,317,020                73.81%
Condo                                         487                 57,852,540                 9.81
2 Family                                      143                 23,159,575                 3.93
3 Family                                       26                  5,973,423                 1.01
4 Family                                       25                  5,625,324                 0.95
PUD                                            97                 11,095,724                 1.88
Deminimus PUD                                 361                 50,391,374                 8.54
Manufactured Housing                            5                    382,257                 0.06
TOTAL:                                      4,351               $589,797,238               100.00%

10. DOCUMENTATION

                               NUMBER OF         AGGREGATE PRINCIPAL           PERCENT OF
DOCUMENTATION                MORTGAGE LOANS      BALANCE OUTSTANDING          MORTGAGE POOL
-------------                --------------      -------------------          -------------
Full                             2,231               $302,967,832                51.37%
Stated                           1,467                195,635,058                33.17
Limited                            194                 28,903,416                  4.9
Lite                               179                 24,625,593                 4.18
Alternative                        133                 20,686,273                 3.51
Streamlined                        147                 16,979,065                 2.88
TOTAL:                           4,351               $589,797,238               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

11. OCCUPANCY

                                NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
OCCUPANCY                     MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
---------                     --------------      -------------------         -------------
Primary                          4,109               $557,649,550                94.55%
Investment                         190                 25,362,506                  4.3
Second Home                         52                  6,785,182                 1.15
TOTAL:                           4,351               $589,797,238               100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

12. MORTGAGE LOAN AGE (MONTHS)

                                  NUMBER OF                  AGGREGATE PRINCIPAL               PERCENT OF
MORTGAGE LOAN AGE (MONTHS)      MORTGAGE LOANS               BALANCE OUTSTANDING              MORTGAGE POOL
--------------------------      --------------               -------------------              -------------
0                                   3,370                        $456,980,824                     77.48%
1                                     892                         121,323,027                      20.57
2                                      53                           6,664,412                       1.13
3                                      14                           2,241,907                       0.38
4                                      19                           2,169,147                       0.37
12                                      1                              81,068                       0.01
13                                      2                             336,854                       0.06
TOTAL:                              4,351                        $589,797,238                    100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.

13. PREPAYMENT PENALTY TERM

                             NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTY TERM    MORTGAGE LOANS        BALANCE OUTSTANDING       MORTGAGE POOL
-----------------------    --------------        -------------------       -------------
None                             733               $ 83,183,520                14.10%
12 Months                        183                 32,166,111                 5.45
24 Months                      2,309                344,128,968                58.35
36 Months                      1,125                130,265,676                22.09
60 Months                          1                     52,962                 0.01
TOTAL:                         4,351               $589,797,238               100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

14. RANGE OF CREDIT SCORES

                               NUMBER OF        AGGREGATE PRINCIPAL          PERCENT OF
RANGE OF CREDIT SCORES       MORTGAGE LOANS     BALANCE OUTSTANDING         MORTGAGE POOL
----------------------       --------------     -------------------         -------------
<= 0                                2               $    204,000                 0.03%
451 to 500                          7                  1,240,975                 0.21
501 to 550                        379                 53,015,228                 8.99
551 to 600                        688                103,847,244                17.61
601 to 650                      1,450                194,956,854                33.05
651 to 700                      1,244                158,443,973                26.86
701 to 750                        455                 59,607,487                10.11
751 to 800                        124                 18,119,077                 3.07
801 to 850                          2                    362,400                 0.06
TOTAL:                          4,351               $589,797,238               100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 635.

15. CREDIT GRADE

                          NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
CREDIT GRADE            MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
------------            --------------      -------------------         -------------
AA                          1,973               $259,791,778                44.05%
A                           1,179                152,254,344                25.81
B                             426                 61,381,843                10.41
C                              45                  6,999,843                 1.19
A-                            398                 59,061,469                10.01
B+                            330                 50,307,961                 8.53
TOTAL:                      4,351               $589,797,238               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

16. RANGE OF MAXIMUM MORTGAGE RATES

RANGE OF MAXIMUM                       NUMBER OF         AGGREGATE PRINCIPAL         PERCENT OF
MORTGAGE RATES                       MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
--------------                       --------------      -------------------        -------------
13.000% or less                           308               $ 58,354,386                12.60%
13.001% to 13.500%                        440                 85,197,045                 18.4
13.501% to 14.000%                        470                 87,111,142                18.82
14.001% to 14.500%                        578                 98,467,127                21.27
14.501% to 15.000%                        327                 51,355,101                11.09
15.001% to 15.500%                        338                 51,550,187                11.13
15.501% to 16.000%                        140                 17,576,934                  3.8
16.001% to 16.500%                         88                  9,756,771                 2.11
16.501% to 17.000%                         25                  2,420,806                 0.52
17.001% to 17.500%                          8                    783,866                 0.17
17.501% to 18.000%                          4                    270,150                 0.06
18.501% to 19.000%                          1                    119,914                 0.03
TOTAL:                                  2,727               $462,963,428               100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.166% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                   SERIES 2003-WMC2

17. NEXT ADJUSTMENT DATE

                              NUMBER OF         AGGREGATE PRINCIPAL         PERCENT OF
NEXT ADJUSTMENT DATE        MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
--------------------        --------------      -------------------        -------------
4/1/2003                           1               $    317,771                 0.07%
6/1/2003                           2                    438,400                 0.09
7/1/2003                           4                    915,200                  0.2
12/1/2003                          1                    114,550                 0.02
8/1/2004                           1                    107,032                 0.02
9/1/2004                           4                    698,648                 0.15
10/1/2004                          9                  1,321,797                 0.29
11/1/2004                        234                 39,218,740                 8.47
12/1/2004                      1,029                173,601,513                 37.5
1/1/2005                         927                158,828,443                34.31
2/1/2005                          16                  2,424,572                 0.52
8/1/2005                           1                     64,521                 0.01
9/1/2005                           1                     77,772                 0.02
11/1/2005                         17                  3,162,358                 0.68
12/1/2005                         97                 16,896,817                 3.65
1/1/2006                          70                 12,419,343                 2.68
11/1/2007                         23                  3,738,225                 0.81
12/1/2007                        176                 29,368,900                 6.34
1/1/2008                         112                 19,048,926                 4.11
2/1/2008                           2                    199,900                 0.04
TOTAL:                         2,727               $462,963,428               100.00%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------

                               MERRILL LYNCH & CO.
                            WMC MORTGAGE CORPORATION

                             PRELIMINARY COLLATERAL

                              NONCONFORMING LOANS

                                   622 RECORDS
                              BALANCE: 220,450,193

--------------------------------------------------------------------------------
SELECTION CRITERIA: NONCONFORMING LOANS

1. MORTGAGE LOAN CHARACTERISTICS

Number of loans:                                                                : 622
Aggregate outstanding principal balance:                                        : $220,450,193
Number of loans with prepayment penalties at origination:                       : 542
Weighted average prepayment penalty term at origination for loans:              :
with prepayment penalties (in months):                                          : 30

                                                                                : Average or
                                                                                : Weighted Average     : Range

Outstanding principal balance(1):                                               : $354,422             : $39,975.76 to $880,000.00
Original principal balance(1):                                                  : $354,541             : $40,000.00 to $880,000.00
Current mortgage rates(2):                                                      : 7.290%               : 5.000% to 11.500%
Original loan-to-value ratio(2):                                                : 88.22%               : 21.00% to 100.00%
Stated remaining term to maturity (in months)(2):                               : 356                  : 178 months to 360 months
Credit Score(2):                                                                : 652                  : 501 to 812
Maximum mortgage rates(2)(3):                                                   : 13.752%              : 11.500% to 17.500%
Minimum mortgage rates(2)(3):                                                   : 7.244%               : 3.500% to 11.000%
Gross Margin(2)(3):                                                             : 5.882%               : 3.500% to 8.125%
Initial Rate Cap(2)(3):                                                         : 1.861%               : 1.000% to 5.000%
Periodic Rate Cap(2)(3):                                                        : 1.000%               : 1.000% to 1.000%
Months to Roll(2)(3):                                                           : 30                   : 19 to 60

----------------------
(1) Indicates average.

(2) Indicates weighted average.

(3) Adjustable Rate Mortgage Loans only.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------


2. RANGE OF MORTGAGE RATES


                                               NUMBER OF               AGGREGATE PRINCIPAL           PERCENT OF
RANGE OF MORTGAGE RATES                       MORTGAGE LOANS           BALANCE OUTSTANDING          MORTGAGE POOL
6.500% or less                                    129                       $ 54,130,487               24.55%
6.501% to 7.000%                                  138                         51,414,343               23.32
7.001% to 7.500%                                  110                         41,256,862               18.71
7.501% to 8.000%                                  100                         33,827,948               15.34
8.001% to 8.500%                                   60                         18,763,833                8.51
8.501% to 9.000%                                   54                         15,255,784                6.92
9.001% to 9.500%                                   19                          4,018,552                1.82
9.501% to 10.000%                                   2                            702,862                0.32
10.001% to 10.500%                                  2                            127,083                0.06
10.501% to 11.000%                                  5                            611,653                0.28
11.001% to 11.500%                                  3                            340,786                0.15
TOTAL:                                            622                       $220,450,193              100.00%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.290% per annum.


3. RANGE OF REMAINING MONTHS TO STATED MATURITY


RANGE OF
REMAINING MONTHS                    NUMBER OF             AGGREGATE PRINCIPAL        PERCENT OF
TO STATED MATURITY                  MORTGAGE LOANS        BALANCE OUTSTANDING        MORTGAGE POOL
169 to 180                          26                    $4,135,635                 1.88%
349 to 360                          596                   216,314,558                98.12
TOTAL:                              622                   $220,450,193               100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------


4. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                  NUMBER OF               AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF ORIGINAL MORTGAGE LOAN
                                                  MORTGAGE LOANS          BALANCE OUTSTANDING     MORTGAGE POOL
PRINCIPAL BALANCES
$50,000 or less                                      13                       $    569,120           0.26%
$50,001 to $100,000                                  49                          3,684,986           1.67
$100,001 to $150,000                                 32                          4,003,972           1.82
$150,001 to $200,000                                 21                          3,557,046           1.61
$200,001 to $250,000                                 10                          2,244,393           1.02
$250,001 to $300,000                                  7                          1,879,159           0.85
$300,001 to $350,000                                108                         36,115,025          16.38
$350,001 to $400,000                                171                         64,199,779          29.12
$400,001 to $450,000                                 75                         32,010,630          14.52
$450,001 to $500,000                                 74                         35,235,936          15.98
$500,001 to $550,000                                 20                         10,683,724           4.85
$550,001 to $600,000                                 22                         12,694,669           5.76
$600,001 to $650,000                                 10                          6,258,397           2.84
$650,001 to $700,000                                  5                          3,381,592           1.53
$700,001 to $750,000                                  2                          1,499,179           0.68
$750,001 to $800,000                                  2                          1,552,586            0.7
$850,001 to $900,000                                  1                            880,000            0.4
TOTAL:                                              622                       $220,450,193         100.00%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $39,976 to approximately $880,000 and the average outstanding principal balance of the Mortgage Loans was approximately $354,422


5. PRODUCT TYPES

                                 NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPES                  MORTGAGE LOANS       BALANCE OUTSTANDING        MORTGAGE POOL
2/28                                  334            $138,940,396                  63.03%
3/27                                   33              13,605,419                   6.17
5/5                                    61              25,291,188                  11.47
FRM 15 Yr                              19               3,115,969                   1.41
FRM 30 Yr                             168              38,477,555                  17.45
FRM Balloon 15/30                       7               1,019,665                   0.46
TOTAL:                                622            $220,450,193                 100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------


6. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

STATE DISTRIBUTIONS                           NUMBER OF                   AGGREGATE PRINCIPAL        PERCENT OF
OF MORTGAGED PROPERTIES                       MORTGAGE LOANS              BALANCE OUTSTANDING        MORTGAGE POOL
Arizona                                           13                          $  3,888,900              1.76%
California                                       403                           156,815,795             71.13
Colorado                                           4                             1,569,361              0.71
Connecticut                                        3                             1,428,500              0.65
Delaware                                           1                               400,000              0.18
Florida                                           19                             5,815,662              2.64
Georgia                                            7                             2,491,319              1.13
Illinois                                           8                             2,121,924              0.96
Indiana                                            1                               131,520              0.06
Iowa                                               1                               100,000              0.05
Kansas                                             1                                74,196              0.03
Kentucky                                           1                               114,750              0.05
Louisiana                                          7                               538,020              0.24
Maryland                                          15                             4,956,939              2.25
Massachusetts                                      4                             1,653,820              0.75
Michigan                                           6                             1,684,825              0.76
Minnesota                                          4                               744,252              0.34
Mississippi                                        8                               748,061              0.34
Missouri                                           4                               963,552              0.44
Montana                                            2                               489,156              0.22
Nebraska                                           1                                75,000              0.03
Nevada                                             3                             1,334,548              0.61
New Jersey                                        10                             3,374,295              1.53
New Mexico                                         2                               479,971              0.22
New York                                          24                            10,966,328              4.97
North Carolina                                     1                               559,600              0.25
Ohio                                              10                             2,170,646              0.98
Oklahoma                                           5                               398,010              0.18
Oregon                                             3                               890,097               0.4
Pennsylvania                                       8                             1,552,536               0.7
South Carolina                                     5                             1,539,649               0.7
Tennessee                                          4                               583,840              0.26
Texas                                             20                             5,782,419              2.62
Utah                                               3                               772,600              0.35
Virginia                                          10                             2,907,362              1.32
Washington                                         1                               332,740              0.15
TOTAL:                                           622                          $220,450,193            100.00%


(1) No more than approximately 1.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------


7. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                              NUMBER OF            AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS        MORTGAGE LOANS       BALANCE OUTSTANDING       MORTGAGE POOL
50.00% or less                                        10               $  2,371,070                 1.08%
50.01% to 55.00%                                       4                  1,224,144                 0.56
55.01% to 60.00%                                       9                  2,577,166                 1.17
60.01% to 65.00%                                      11                  3,380,175                 1.53
65.01% to 70.00%                                      30                  9,667,933                 4.39
70.01% to 75.00%                                      37                 13,618,372                 6.18
75.01% to 80.00%                                      94                 30,528,182                13.85
80.01% to 85.00%                                      49                 16,468,664                 7.47
85.01% to 90.00%                                     125                 45,526,988                20.65
90.01% to 95.00%                                      78                 27,213,242                12.34
95.01% to 100.00%                                    175                 67,874,256                30.79
TOTAL:                                               622               $220,450,193               100.00%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.00% per annum to 100.00% per annum and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 88.22%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.46% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.11%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 23.51%.


8. LOAN PURPOSE

                                           NUMBER OF             AGGREGATE PRINCIPAL           PERCENT OF
LOAN PURPOSE                               MORTGAGE LOANS        BALANCE OUTSTANDING          MORTGAGE POOL
Purchase                                        271                  $105,151,028                   47.70%
Refinance - Cashout                             304                    98,616,782                   44.73
Refinance - Rate Term                            47                    16,682,383                    7.57
TOTAL:                                          622                  $220,450,193                  100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------



9. PROPERTY TYPE

                                             NUMBER OF             AGGREGATE PRINCIPAL             PERCENT OF
PROPERTY TYPE                              MORTGAGE LOANS          BALANCE OUTSTANDING           MORTGAGE POOL
Single Family Detached                           473                  $162,788,166                   73.84%
Condo                                             38                    12,824,259                    5.82
2 Family                                           6                     1,695,949                    0.77
3 Family                                           3                     1,510,752                    0.69
4 Family                                           1                       100,000                    0.05
PUD                                                9                     2,980,366                    1.35
Deminimus PUD                                     92                    38,550,702                   17.49
TOTAL:                                           622                  $220,450,193                  100.00%


10. DOCUMENTATION

                               NUMBER OF         AGGREGATE PRINCIPAL          PERCENT OF
DOCUMENTATION                MORTGAGE LOANS     BALANCE OUTSTANDING          MORTGAGE POOL
Full                               307               $102,630,594                46.56%
Stated                             184                 66,162,770                30.01
Limited                             46                 19,790,736                 8.98
Alternative                         35                 13,285,637                 6.03
Lite                                33                 11,537,497                 5.23
Streamlined                         17                  7,042,959                 3.19
TOTAL:                             622               $220,450,193               100.00%


11. OCCUPANCY

                                 NUMBER OF          AGGREGATE PRINCIPAL       PERCENT OF
OCCUPANCY                      MORTGAGE LOANS      BALANCE OUTSTANDING       MORTGAGE POOL
Primary                            578               $207,543,331                94.15%
Investment                          31                  8,583,312                 3.89
Second Home                         13                  4,323,550                 1.96
TOTAL:                             622               $220,450,193               100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------

12. MORTGAGE LOAN AGE (MONTHS)

                                  NUMBER OF        AGGREGATE PRINCIPAL          PERCENT OF
MORTGAGE LOAN AGE (MONTHS)      MORTGAGE LOANS    BALANCE OUTSTANDING          MORTGAGE POOL
           0                        441               $158,215,664                71.77%
           1                        165                 55,873,385                25.35
           2                         13                  5,462,369                 2.48
           4                          2                    444,174                  0.2
           5                          1                    454,599                 0.21
      TOTAL:                        622               $220,450,193               100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 0 months.


13. PREPAYMENT PENALTY TERM

                               NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTY TERM      MORTGAGE LOANS     BALANCE OUTSTANDING        MORTGAGE POOL
None                              80               $ 33,641,013                15.26%
12 Months                         45                 20,100,564                 9.12
24 Months                        247                101,553,665                46.07
36 Months                        109                 44,797,895                20.32
60 Months                        141                 20,357,056                 9.23
TOTAL:                           622               $220,450,193               100.00%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.


14. RANGE OF CREDIT SCORES

                               NUMBER OF        AGGREGATE PRINCIPAL         PERCENT OF
RANGE OF CREDIT SCORES       MORTGAGE LOANS     BALANCE OUTSTANDING        MORTGAGE POOL
501 to 550                        36               $  8,317,559                 3.77%
551 to 600                        83                 26,390,344                11.97
601 to 650                       208                 74,699,985                33.89
651 to 700                       179                 68,395,681                31.03
701 to 750                        87                 32,027,142                14.53
751 to 800                        28                 10,234,846                 4.64
801 to 850                         1                    384,635                 0.17
TOTAL:                           622               $220,450,193               100.00%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------

15. CREDIT GRADE

                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE                 MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
AA                               314               $121,424,999                55.08%
A                                176                 59,147,412                26.83
B                                 42                  9,835,556                 4.46
C                                  2                    183,600                 0.08
A-                                48                 16,053,541                 7.28
B+                                40                 13,805,085                 6.26
TOTAL:                           622               $220,450,193               100.00%


16. RANGE OF MAXIMUM MORTGAGE RATES

                                       NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES      MORTGAGE LOANS      BALANCE OUTSTANDING        MORTGAGE POOL
13.000% or less                           107               $ 46,684,391                26.25%
13.001% to 13.500%                         97                 40,549,185                 22.8
13.501% to 14.000%                         75                 31,008,202                17.44
14.001% to 14.500%                         67                 27,177,108                15.28
14.501% to 15.000%                         43                 16,717,251                  9.4
15.001% to 15.500%                         30                 11,997,765                 6.75
15.501% to 16.000%                          7                  2,915,320                 1.64
16.001% to 16.500%                          1                    400,000                 0.22
17.001% to 17.500%                          1                    387,782                 0.22
TOTAL:                                    428               $177,837,003               100.00%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.752% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------


17. NEXT ADJUSTMENT DATE

                              NUMBER OF            AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE         MORTGAGE LOANS      BALANCE OUTSTANDING         MORTGAGE POOL
7/1/2004                           1               $    454,599                 0.26%
9/1/2004                           1                    329,348                 0.19
10/1/2004                          2                  1,165,077                 0.66
11/1/2004                         32                 14,154,220                 7.96
12/1/2004                        163                 66,856,138                37.59
1/1/2005                         134                 55,401,148                31.15
2/1/2005                           2                    861,500                 0.48
11/1/2005                          2                  1,032,151                 0.58
12/1/2005                         20                  8,044,321                 4.52
1/1/2006                          10                  4,100,866                 2.31
11/1/2007                         15                  6,238,089                 3.51
12/1/2007                         24                  9,840,088                 5.53
1/1/2008                          22                  9,359,458                 5.26
TOTAL:                           428               $177,837,003               100.00%


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2003-WMC2
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

TRADING

Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Tracey Keegan                      (212) 449-3659

ASSET BACKED FINANCE GROUP

Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Amanda de Zutter                   (212) 449-0425

RESEARCH

Glenn Costello                     (212) 449-4457
Joshua Anderson                    (212) 449-9622


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.